SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        November 30, 2018
                          Date of Report
                (Date of Earliest Event Reported)

                BHATT DEVELOPERS AND BUILDERS INC.
      (Exact Name of Registrant as Specified in its Charter)

  Delaware                 000-55888                  82-3690062
(State or other     (Commission File Number)     (IRS Employer
jurisdiction                                    Identification No.)
of incorporation)
                         1135 37A Avenue
                    Edmonton, Alberta T6T 0E7
       (Address of principal executive offices) (zip code)

                           587-921-6695
       (Registrant's telephone number, including area code)

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     Management of Bhatt Developers and Buildings Inc. (the "Company") has determined that the Quarterly Report on Form 10-Q for the period ended September 30, 2018 filed on November 19, 2018 should no longer be relied upon because final review of the Report had not been completed prior to its filing.

     Management of the Company was alerted by the independent auditors on November 26, 2018 that they had not finished their final review of the Form 10-Q. Such auditors requested management to file this Form 8-K alerting non-reliance on such report until such time as the auditors can finish their review.

     The independent accountants have issued a letter acknowledging and agreeing to the statements made herein.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Date: November 30, 2018          /s/     Kalpesh Bhatt
                                        Chief Executive Officer

ITEM 9.01  EXHIBITS

99.1	Letter from Auditor re disclosure in this Report on Form 8-K